                         SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934
                            (Amendment No.   )

Filed by the Registrant (x)
Filed by a Party other than the Registrant ( )
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          PUBLIX SUPER MARKETS, INC.
             ------------------------------------------------
             (Name of Registrant as Specified in its Charter)

-----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11
    1) Title of each class of securities to which transaction applies:

    -------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

    -------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    -------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

    -------------------------------------------------------------------------
    5) Total fee paid:

    -------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:

    -------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

    -------------------------------------------------------------------------
    3) Filing Party:

    -------------------------------------------------------------------------
    4) Date Filed:

    -------------------------------------------------------------------------

PUBLIX SUPER MARKETS, INC.

2000 NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT



Wednesday, May 17, 2000
Corporate Office
1936 George Jenkins Boulevard
Lakeland, Florida 33815

To Our Stockholders:

Notice is hereby given, pursuant to the By-Laws of the Corporation, that the Annual Meeting of Stockholders of Publix Super Markets, Inc., a Florida
corporation, will be held at the corporate office of the Corporation, 1936 George Jenkins Boulevard, Lakeland, Florida, on Wednesday, May 17, 2000, at 9:30 a.m. for the following purposes:

  1.   To elect a Board of Directors;
  2. To transact such other business as may properly come before the meeting or any adjournments thereof.

Accompanying the Notice of Annual Meeting of Stockholders is a Proxy Statement and a proxy card. Whether or not you plan to attend this meeting, please mark, sign, date and return the proxy card in the enclosed return envelope.

By order of the Board of Directors:

/s/ S. Keith Billups
--------------------

S. Keith Billups
Secretary

Dated: March 8, 2000

GENERAL INFORMATION

This Proxy Statement is being mailed on or about April 14, 2000, to the stockholders of Publix Super Markets, Inc. (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of Stockholders to be held on May 17, 2000, or any adjournments thereof. The cost of the enclosed proxy is borne by the Corporation.

VOTING SECURITIES OUTSTANDING

As of March 8, 2000, there were 214,789,989 shares of common stock of the Corporation outstanding. Each share is entitled to one vote.

Only holders of common stock of record as of March 8, 2000, will be entitled to vote at the Annual Meeting of Stockholders.

VOTING PROCEDURES

A stockholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by filing a written notice of such revocation or a duly executed proxy bearing a later date with the Secretary of the Corporation, at the corporate office of the Corporation, 1936 George Jenkins Boulevard, Lakeland, Florida 33815. The execution of the enclosed proxy will not affect a stockholder's right to vote in person at the meeting should the stockholder later find it convenient to attend the meeting and desire to vote in person.

The proxy cards will be tabulated by employees of the Corporation. A stockholder attending in person or by proxy will be counted as part of the quorum for the meeting, even if that person abstains or otherwise does not vote on any matter. Directors will be elected by a plurality of the votes cast at the meeting in person or by proxy. Any other matter submitted to a vote of the stockholders must be approved by the affirmative vote of the majority of shares voted at the meeting in person or by proxy. An abstention or a failure to vote is not counted in determining whether a plurality of votes exists, but an abstention or a failure to vote is equivalent to a "no" vote when a majority vote of all outstanding shares is required.

ELECTION OF DIRECTORS

The Corporation's By-Laws specify that the Board of Directors shall not be less than three nor more than fifteen members. The exact number of directors shall be fixed by resolution of the then authorized number of directors. The Board of Directors has fixed the number of directors at nine members. The persons designated as nominees for election as a director are Carol Jenkins Barnett, Hoyt R. Barnett, W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins, Tina P. Johnson, E. Vane McClurg and William H. Vass. Each nominee is currently a director of the Corporation. Management of the Corporation recommends a vote FOR all the nominees. The proxies will be voted FOR the election of the nine nominees unless the stockholder specifies otherwise. The term of office of the directors will be until the next annual meeting or until their successors shall be elected and qualified.

If one or more of the nominees become unable or unwilling to serve at the time of the meeting, the shares represented by proxy will be voted for the remaining nominees and for any substitute nominee(s) designated by the Board of Directors or, if none, the size of the Board will be reduced accordingly. The Board of Directors does not anticipate that any nominee will be unavailable or unable to serve.

INFORMATION CONCERNING PROPOSED
DIRECTORS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information about the shares of the Corporation's common stock beneficially owned as of March 8, 2000, by the Corporation's proposed directors. Additionally listed are all directors and executive officers as a group and others known by the Corporation to own beneficially 5% or more of the Corporation's common stock.

Name, Principal Occupation
Presently and During Last
Five Years and Period of          Nature of Family Relationship              Number of Shares of Common
Service as Director of            with Executive Officers                    Stock Beneficially Owned    Percent
the Corporation (Age)             and Directors                              as of March 8, 2000 (1)     of Class
------------------------          -----------------------------              --------------------------  --------


Carol Jenkins Barnett             Sister of Howard M. Jenkins,                    11,841,318 (2)            5.51
  President and Chief             cousin of Charles H. Jenkins, Jr.,
  Executive Officer of Publix     aunt of W. Edwin Crenshaw and
  Super Markets Charities, Inc.   wife of Hoyt R. Barnett
  Director since 1983. (43)

Hoyt R. Barnett                   Husband of Carol Jenkins Barnett                61,399,507 (3)           28.59
  Vice Chairman of the            and brother-in-law of Howard M. Jenkins
  Corporation and Trustee of
  the Employee Stock Ownership
  Plan since December 1999.
  Previously, Executive Vice
  President and Trustee of
  the Profit Sharing Plan to
  August 1998, Executive Vice
  President, Trustee of the
  Profit Sharing Plan and
  Trustee of the Employee
  Stock Ownership Plan to
  January 1999, Vice Chairman,
  Trustee of the Profit Sharing
  Plan and Trustee of the
  Employee Stock Ownership
  Plan to December 1999.
  Director since 1985. (56)

W. Edwin Crenshaw                 Nephew of Carol Jenkins Barnett,                   632,240                 *
  President of the Corporation    nephew of Howard M. Jenkins and
  since January 1996.             cousin of Charles H. Jenkins, Jr.
  Previously, Executive Vice
  President.  Director since
  1990. (49)

Mark C. Hollis                                                                     1,400,011 (4)             *
  Vice Chairman of the Board
  of the Corporation from
  January 1996 until retiring
  in January 1999.  Previously,
  President and Chief Operating
  Officer.  Director
  since 1974. (65)


* Shares represent less than 1% of class.

Note references are explained on page 4.



Name, Principal Occupation
Presently and During Last
Five Years and Period of          Nature of Family Relationship              Number of Shares of Common
Service as Director of            with Executive Officers                    Stock Beneficially Owned    Percent
the Corporation (Age)             and Directors                              as of March 8, 2000 (1)     of Class
--------------------------        -----------------------------              --------------------------  --------



Charles H. Jenkins, Jr.           Cousin of Carol Jenkins Barnett,                 1,678,792                 *
  Chairman of the Executive       cousin of W. Edwin Crenshaw and
  Committee of the Corporation.   cousin of Howard M. Jenkins
  Director since 1974. (56)

Howard M. Jenkins                 Brother of Carol Jenkins Barnett,               12,392,621 (5)            5.77
  Chairman of the Board and       cousin of Charles H. Jenkins, Jr.,
  Chief Executive Officer of      uncle of W. Edwin Crenshaw and
  the Corporation. Director       brother-in-law of Hoyt R. Barnett
  since 1977. (48)

Tina P. Johnson                                                                    4,463,460 (6)            2.08
  Senior Vice President of the
  Corporation and Trustee of the
  401(k) Plan - Publix Stock Fund
  since Ju1y 1997. Previously,
  Treasurer to January 1995,
  Treasurer and Trustee of the
  401(k) Plan - Publix Stock Fund
  to March 1996, Vice President,
  Treasurer and Trustee of the
  401(k) Plan - Publix Stock Fund
  to July 1997.
  Director since 1993. (40)

E. Vane McClurg
  Attorney-at-law, law office of                                                   1,761,772                 *
  Hahn, McClurg, Watson, Griffith
  & Bush. Director since 1988. (58)

William H. Vass
  Employee of the Corporation on                                                      16,305                 *
  a part-time basis from
  January 1999 until January 2000.
  Previously, Executive Vice
  President and Trustee of the
  Employee Stock Ownership Plan
  to August 1998, Executive
  Vice President to
  December 1998. Director
  since 1988. (50)



* Shares represent less than 1% of class.

Note references are explained on page 4.

(1) As used in the table on the preceding pages, "beneficial ownership" means the sole or shared voting or investment power with respect to the Corporation's common stock. Holdings of officers and former officers include shares allocated to their individual accounts in the Corporation's Employee Stock Ownership Plan (ESOP), over which each officer exercises sole voting power and shared investment power. In accordance with the beneficial ownership regulations, the same shares of common stock may be included as beneficially owned by more than one individual or entity.

(2) Includes 1,226,675 shares of common stock which are also shown as beneficially owned by Carol Jenkins Barnett's husband, Hoyt R. Barnett, but excludes all other shares beneficially owned by Hoyt R. Barnett, as to which Carol Jenkins Barnett disclaims beneficial ownership.

(3) Hoyt R. Barnett is Trustee of the ESOP which is the record owner of 60,065,487 shares of common stock over which he has shared investment power. As Trustee, Hoyt R. Barnett exercises sole voting power over 971,028 shares in the ESOP because such shares have not been allocated to participants' accounts. For ESOP shares allocated to participants' accounts, Hoyt R. Barnett will vote shares as instructed by participants. Additionally, Hoyt R. Barnett will vote ESOP shares for which no instruction is received. Total shares beneficially owned include 1,226,675 shares also shown as beneficially owned by his wife, Carol Jenkins Barnett, but exclude all other shares beneficially owned by Carol Jenkins Barnett, as to which Hoyt R. Barnett disclaims beneficial ownership.

(4) Mark C. Hollis has shared voting and investment power over 1,312,461 shares of common stock.

(5) Howard M. Jenkins has sole voting and investment power over 2,233,565 shares of common stock which are held directly, sole voting and investment power over 5,947,054 shares which are held indirectly and shared voting and investment power over 4,175,125 shares which are held indirectly.

(6) Tina P. Johnson is Trustee of the 401(k) Plan - Publix Stock Fund which is the record owner of 4,403,285 shares of common stock over which she has sole voting and shared investment power.

OTHER BENEFICIAL OWNERS' INFORMATION

Thirty-two directors and executive officers as a group beneficially owned 94,840,465 shares or 44.15% of the common stock of the Corporation as of March 8, 2000. Included in this amount are 64,468,772 shares or 30.01% in the ESOP and 401(k) Plan - Publix Stock Fund.

Nancy E. Jenkins, sister of Howard M. Jenkins and Carol Jenkins Barnett, aunt of
W. Edwin Crenshaw, cousin of Charles H. Jenkins, Jr., and sister-in-law of Hoyt R. Barnett, is the record and beneficial owner of 14,638,789 shares or 6.82% of the common stock of the Corporation.

Beneficial owners of 5% or more of common stock who are known by the Corporation include those noted in the preceding table with respect to directors, the ESOP or as otherwise noted above. The Corporation is aware of no other beneficial owners of 5% or more of the common stock of the Corporation. The address for all beneficial owners is 1936 George Jenkins Boulevard, Lakeland, Florida 33815.

Under Section 16 of the Securities Exchange Act of 1934, certain officers, directors and stockholders of the Corporation are required to file reports of stock ownership and changes therein with the Securities and Exchange Commission. The Corporation believes that its officers, directors and stockholders complied with the Section 16 filing requirements except as noted below. Reports filed by the following persons did not reflect their indirect beneficial ownership of certain shares or changes therein: William H. Vass (one Form 4); Hoyt R. Barnett, as Trustee of the Profit Sharing Plan (one Form 4). Upon learning of the omissions, Mr. Vass and Mr. Barnett promptly filed amended reports to reflect the required information.

COMPENSATION OF DIRECTORS

The directors of the Corporation are not compensated for services as directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Compensation Committee members include William H. Vass, Chairman and a director of the Corporation during 1999, and the following who served as directors and executive officers of the Corporation during 1999: Hoyt R. Barnett, Howard M. Jenkins and Tina P. Johnson. There were no interlocks of the executive officers or directors of the Corporation serving on the compensation or equivalent committee of another entity which has any executive officer or director serving on the Compensation Committee, other committee or Board of Directors of the Corporation.

During 1999,  the   Corporation  purchased   approximately   $3,503,000  of food
products from Alma Food Imports, Inc., a company owned by Julia Jenkins Fancelli, sister of Howard M. Jenkins, Carol Jenkins Barnett and Nancy E. Jenkins, aunt of W. Edwin Crenshaw, cousin of Charles H. Jenkins, Jr., and sister-in-law of Hoyt R. Barnett.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Board's Compensation Committee is responsible for reviewing the salary and benefit structure of the Corporation with respect to its executive officers. The compensation for the named executive officers, including the Chief Executive Officer (CEO), includes a base salary and an incentive bonus.

The factors considered in determining the base salary include: (1) the overall level of responsibility and the relationship to compensation levels of the Corporation's management, (2) the compensation levels of supermarket chains in the Corporation's Peer Group Index, taking into account the size and financial performance of the Corporation, (3) anticipated competitive operating conditions and (4) overall economic conditions. During 1999, the CEO of the Corporation, Howard M. Jenkins received no base salary increase other than the base salary increase that was received by the incentive bonus plan participants due to the change in the incentive bonus plan as described below. While the first, second and fourth factors above suggested an increase in salary for the CEO, the Corporation decided not to increase his salary (other than the base salary increase associated with the change in the incentive bonus plan) consistent with its conservative position regarding base salary increases for named executive officers.

As indicated above, the Corporation implemented a new incentive bonus plan in 1999. The incentive bonus plan covers approximately 375 management employees and is paid in the year following the year earned. The incentive bonus plan was changed to make the bonus more appropriately reflect the Corporation's operating results while also reducing the total amount of compensation that was "at risk" for the incentive bonus plan participants. To achieve this result, the base salary of the incentive bonus plan participants was increased. The combination of the increase in the base salary and the decrease in the amount of the incentive bonus that can be earned under the new incentive bonus plan was designed to be compensation neutral in a year of good operating performance.

Under the plan, a bonus pool is established using the current fiscal year earnings before income taxes and incentive bonus of the Corporation as compared with the prior year. Then this pool is adjusted upward or downward to reflect actual sales results for the fiscal year in comparison to a sales goal. In general, the bonus pool is allocated among the participating management employees, including the named executive officers, according to base compensation paid during the calendar year. The bonuses are earned for employment during the calendar year and an employee must be employed at the end of the calendar year to participate in the bonus. Although the Corporation has a defined method for calculating the incentive bonus, the Corporation's Executive Committee retains the right to alter or discontinue the incentive bonus plan at its discretion. The 1999 bonus decreases for the named executive officers resulted from the change in the incentive bonus plan described above.

The compensation earned by the executives named in the following table ranks at or near the bottom of compensation earned by comparable positions among the peer group supermarket chains included in the performance graphs on pages 9 and 10.

This report is submitted by the following members of the Compensation Committee during 1999:

Hoyt R. Barnett, Howard M. Jenkins, Tina P. Johnson and William H. Vass.

EXECUTIVE COMPENSATION

The following table summarizes the compensation earned by the Corporation's CEO and the Corporation's four most highly compensated executive officers other than the CEO who were serving as executive officers at the end of 1999 and for services rendered in all capacities to the Corporation during the years ended 1999, 1998 and 1997:

SUMMARY COMPENSATION TABLE

                                                                                          Long Term Compensation
                                                                                          ----------------------
                                       Annual Compensation                                       Awards         Payouts
                               -------------------------------------------------     ------------------------   -------
                                                                            Other
                                                                            Annual   Restricted                            All Other
                                                                            Compen-  Stock          Options/     LTIP      Compen-
Name and Principal Position     Year    Salary     Bonus (1)    Total       sation   Award          SARs (#)     Payouts   sation(2)
-----------------------------------------------------------------------------------------------------------------------------------

Howard M. Jenkins (25)          1999    $373,750   $115,386     $489,136       -        -            -            -        $18,634
  Chairman of the Board,        1998     300,000    180,895      480,895       -        -            -            -         17,105
  Chief Executive Officer and   1997     300,000    136,738      436,738       -        -            -            -         17,595
  Director

Charles H. Jenkins, Jr. (30)    1999    $328,900   $101,540     $430,440       -        -            -            -        $18,634
  Chairman of the               1998     260,000    151,870      411,870       -        -            -            -         17,105
  Executive Committee and       1997     248,000    109,555      357,555       -        -            -            -         17,595
  Director

W. Edwin Crenshaw (25)          1999    $328,900   $101,540     $430,440       -        -            -            -        $18,634
  President and Director        1998     264,000    152,904      416,904       -        -            -            -         17,105
                                1997     256,000    105,139      361,139       -        -            -            -         17,595

Hoyt R. Barnett (31)            1999    $261,625   $ 80,771     $342,396       -        -            -            -        $18,634
  Vice Chairman and Director    1998     210,000    125,130      335,130       -        -            -            -         17,105
                                1997     206,000     91,978      297,978       -        -            -            -         17,595

Daniel M. Risener (37)          1999    $225,580   $ 69,642     $295,222       -        -            -            -        $18,634
  Senior Vice President and     1998     174,200    101,482      275,682       -        -            -            -         17,105
  Chief Information Officer     1997     164,800     73,094      237,894       -        -            -            -         17,595


( ) Years of Service

(1) Amounts in this column include bonuses earned in the applicable year but paid in a subsequent year.

(2) Amounts in this column include the Corporation's contribution to the Profit Sharing Plan, the Employee Stock Ownership Plan and the 401(k) Plan.

OTHER COMPENSATION

The Corporation has no defined benefit pension plans. Its two non-contributory defined contribution plans, a profit sharing plan and an employee stock ownership plan, are available to all employees who have completed one year of employment during which they worked 1,000 hours or more. The Corporation's contribution to the Profit Sharing Plan is based on 10% of earnings before income taxes, profit sharing and employee stock ownership contributions. An additional 10% of the same earnings is contributed to the ESOP. The Corporation's contributions to these two plans are allocated to all participants on the basis of compensation and the plans do not discriminate, in scope, terms, or operation, in favor of officers or directors of the Corporation. Amounts earned for 1999, 1998 and 1997 under the plans by the CEO and the four most highly compensated executive officers are listed in the Summary Compensation Table. Effective December 31, 1999, the Corporation merged the Profit Sharing Plan into the ESOP.

The Corporation has a 401(k) Plan for the benefit of eligible employees. The 401(k) Plan is a voluntary defined contribution plan. Employees who have completed one year of employment during which they worked 1,000 hours or more may contribute up to 8% of their annual compensation, subject to certain maximum contribution restrictions. The Corporation may make a discretionary annual matching contribution to eligible participants of this plan as determined by the Board of Directors. During 1999, 1998 and 1997, the Board of Directors approved a match of 50% of eligible contributions up to 3% of eligible wages not to exceed a maximum of $750 per employee. The match, which is made in the subsequent year, is in the form of common stock of the Corporation.

The Corporation's group health and dental insurance plans are available to full-time and qualified part-time employees and the group life insurance plan and long-term disability plan are available to full-time employees. These plans do not discriminate in favor of officers or directors of the Corporation.

All compensation paid to executive officers during 1999, other than cash and compensation pursuant to the plans described above, does not exceed the minimum amounts required to be reported pursuant to the Securities and Exchange Commission rules.

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

During 1999,  the  Corporation   purchased   approximately   $3,503,000  of food
products from Alma Food Imports, Inc., a company owned by Julia Jenkins Fancelli, sister of Howard M. Jenkins, Carol Jenkins Barnett and Nancy E. Jenkins, aunt of W. Edwin Crenshaw, cousin of Charles H. Jenkins, Jr., and sister-in-law of Hoyt R. Barnett.

During 1999, the Corporation paid approximately $762,000 to the law office of Hahn, McClurg, Watson, Griffith & Bush for legal services. E. Vane McClurg is a director and continues to provide legal services to the Corporation.

In the opinion of management, the terms of these transactions are no less favorable than terms that could have been obtained from unaffiliated parties.

PERFORMANCE GRAPH

The following performance graph sets forth the Corporation's cumulative total stockholder return during the five years ended December 25, 1999, with the cumulative total return on the S&P 500 Index and a custom Peer Group Index including companies in the same line of business (supermarket retail companies)(1). The Peer Group Index is weighted based on the various companies' market capitalization. The comparison assumes $100 was invested at the end of 1994 in the Corporation's common stock and in each of the related indices and assumes reinvestment of dividends.

The Corporation's common stock is valued as of the end of each fiscal quarter. After the end of a quarter, however, shares continue to be traded at the prior valuation until the new valuation is received. The cumulative total return for the companies represented in the S&P 500 Index and the custom Peer Group Index is based on those companies' calendar year end trading price. Therefore, the Corporation has provided a performance graph based on the Corporation's fiscal year end valuation (rather than the trading price at fiscal year end, representing the appraised value as of the prior fiscal quarter). For comparative purposes, additional information is provided based on the fiscal year end trading price of the Corporation's shares.

COMPARISON OF FIVE-YEAR CUMULATIVE RETURN BASED UPON YEAR END VALUATION


               1994        1995        1996        1997        1998        1999
               ----------------------------------------------------------------

PUBLIX       $100.00      118.45      149.55      220.49      335.35      326.07
S&P 500      $100.00      137.58      169.17      225.60      290.08      351.12
PEER GROUP   $100.00      128.75      170.08      217.34      336.09      207.79



COMPARISON OF FIVE-YEAR CUMULATIVE RETURN BASED UPON YEAR END TRADING PRICE


               1994        1995        1996        1997        1998        1999
               ----------------------------------------------------------------

PUBLIX       $100.00      119.09      153.14      172.78      306.44      334.17
S&P 500      $100.00      137.58      169.17      225.60      290.08      351.12
PEER GROUP   $100.00      128.75      170.08      217.34      336.09      207.79



(1) Companies included in the peer group are: A&P, Albertson's, American Stores (acquired by Albertson's in June 1999), Brunos, Delhaize America (formerly Food Lion), Giant Food (acquired by Ahold USA in October 1998), Hannaford Bros., Kroger, Safeway, Smith's Food and Drug (acquired by Fred Meyer in September 1997), Vons (acquired by Safeway in April 1997), Weis Markets and Winn-Dixie. Peer group companies that have been acquired are included in the performance graphs for all full years prior to their acquisition.

COMMITTEES

The Board of Directors has not appointed a nominating committee. The Executive Committee of the Corporation acts as the nominating committee.

The Executive Committee was formed by the Board of Directors to manage the day-to-day affairs of the Corporation. During 1999, the Executive Committee consisted of Hoyt R. Barnett, W. Edwin Crenshaw, Charles H. Jenkins, Jr., Chairman and Howard M. Jenkins. During 1999, the Executive Committee held 19 meetings.

The Board's Compensation Committee sets and reviews the salary and benefits structure of the Corporation with respect to its executive officers. During 1999, the Compensation Committee consisted of Hoyt R. Barnett, Howard M. Jenkins, Tina P. Johnson and William H. Vass, Chairman. During 1999, the Committee held two meetings.

The Board's Audit Committee recommends the independent auditors to be engaged by the Corporation and reviews with the independent auditors and the internal auditors the scope and results of their audit work, including their appraisal of the Corporation's internal accounting controls. During 1999, the Audit Committee consisted of Carol Jenkins Barnett, Mark C. Hollis, E. Vane McClurg, Chairman and William H. Vass. During 1999, the Committee held two meetings.

BOARD OF DIRECTORS MEETINGS

The Board of Directors held five meetings during 1999. All directors attended at least 75% of the Corporation's Board of Directors and committee meetings held in 1999.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The firm of KPMG LLP was the Corporation's auditors during 1999. The Audit Committee will make its recommendation as to the Corporation's auditors for 2000 later this year.

Representatives of KPMG LLP will be present at the meeting with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received at the Corporation's corporate office prior to December 14, 2000, for consideration for inclusion in the Proxy Statement relating to that meeting.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

At the date of this Proxy Statement the Board of Directors knows of no matter other than the matters described herein that will be presented for consideration at the meeting. However, if any other business shall properly come before the meeting, all proxies signed and returned by stockholders will be voted in accordance with the best judgment of the persons voting the proxies.

By order of the Board of Directors:

/s/ S. Keith Billups
--------------------

S. Keith Billups
Secretary

Dated: March 8, 2000


The Corporation will provide, without charge, a copy of its annual report to the Securities and Exchange Commission, Form 10-K, for the fiscal year ended December 25, 1999, upon the written request of any stockholder of record or beneficial owner as of March 8, 2000. Requests for such reports should be directed to S. Keith Billups, Publix Super Markets, Inc., P.O. Box 407, Lakeland, Florida 33802.

                       PUBLIX SUPER MARKETS, INC.
           PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
        ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 17, 2000


The  undersigned  appoints  Howard M. Jenkins,  Charles H. Jenkins, Jr.  and
W. Edwin Crenshaw or any of them, as proxies with full power of substitution, to vote all shares of common stock of Publix Super Markets, Inc., which the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders, and at any adjournments thereof, on the following matters:

1.  Election of Directors - Carol Jenkins Barnett, Hoyt R. Barnett,
    W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr.,
    Howard M. Jenkins, Tina P. Johnson, E. Vane McClurg and
    William H. Vass.

   |_| FOR all nominees listed above (except as to those nominees whose names have been crossed out).

   |_| AUTHORITY WITHHELD

2. Other Matters - Unless a line is stricken through this sentence, the proxies named above may, in their discretion, vote the shares represented by this proxy card upon such other matters as may properly come before the Annual Meeting.


The shares represented by this proxy card will be voted only if this proxy card is properly executed and timely returned. In that event, such shares will be voted as specified. If no specification is made, the shares will be voted in favor of items 1 and 2.

The undersigned acknowledges receipt of (1) the Corporation's 1999 Annual Report to Stockholders and (2) the Corporation's Notice of Annual Meeting of Stockholders and Proxy Statement dated March 8, 2000 relating to the Annual Meeting. The undersigned revokes any proxy previously given for the shares represented by this proxy.

-----------------   ------------------------   ------------------------------
Date                Signature                  Signature if held jointly

|_| If you received an annual report for this account and request not to, please mark an (x) in this box. Stockholders with multiple accounts, please leave one proxy card unmarked.

|_| I will attend the meeting.

Note: Your signature should appear as your name appears hereon. For shares held in joint names, each joint owner should sign. If signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.

Please mark, sign, date and promptly return this proxy card using the enclosed envelope.

                      TO PARTICIPANTS OF PUBLIX SUPER MARKETS, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN (ESOP)



Dear ESOP Participant:

The Publix Super Markets, Inc. Annual Meeting of Stockholders is being held on May 17 this year. At the meeting, the Trustee of the ESOP, Hoyt R. Barnett, or his designee, will vote the shares allocated to your ESOP account according to your instructions. You may indicate your instructions on the last page of this booklet, which is the 2000 Notice of Annual Meeting of Stockholders and Proxy Statement.

Your choices are:

   o To vote on the  issues  described  on the  last  page  of this  booklet,
   o To withhold authority to vote your shares.

Once you have made your voting decision on the proxy card:

   o        Sign and date the card,
   o        Tear off along perforated line,
   o Fold and return through the unmetered store mail system. If you did not receive this booklet at a Publix location, please return the card in the envelope provided.

Please keep in mind that if you indicate "authority withheld" on the last page of this booklet, the Trustee will not exercise any voting rights for your ESOP shares. If your voting instructions are not received by May 17, the Trustee will vote your ESOP shares at his discretion.

Thank you,

Plan Administrator
Publix Super Markets, Inc.

Dated: March 8, 2000

                            PUBLIX SUPER MARKETS, INC.
                         REQUEST FOR VOTING INSTRUCTIONS
                             IN CONNECTION WITH THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2000



The undersigned, a participant or beneficiary in the Publix Super Markets, Inc. Employee Stock Ownership Plan (the "ESOP"), with respect to all shares of common stock of Publix Super Markets, Inc. (the "Corporation") allocated to the ESOP account of the undersigned, the voting rights of which are accorded to the undersigned under the ESOP (the "Account Shares"), requests and instructs Hoyt
R. Barnett, Trustee, or the Trustee's designee, to attend the Annual Meeting of Stockholders of the Corporation to be held on May 17, 2000 and any adjournments thereof, and to vote all the Account Shares which are entitled to vote at the Annual Meeting, in any manner and with the same effect as if the undersigned were the record owner of the Account Shares. The undersigned authorizes and instructs the Trustee or his designee to vote as follows:

     1.  Election of Directors - Carol Jenkins Barnett, Hoyt R. Barnett,
         W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins, Tina P. Johnson, E. Vane McClurg and
         William H. Vass.

         |_| FOR all nominees listed above (except as to those nominees whose names have been crossed out).

         |_| AUTHORITY WITHHELD

     2. Other Matters - Unless a line is stricken through this sentence, the Trustee (or the Trustee's designee) is directed in such person's discretion to vote the Account Shares upon such other matters as may properly come before the Annual Meeting.

The Account Shares will be voted as directed above if this proxy card is properly executed and timely returned. If no specification is made, or this proxy card is not returned, the shares will be voted at the Trustee's discretion.

The undersigned acknowledges receipt of (1) the Corporation's 1999 Annual Report to Stockholders and (2) the Corporation's Notice of Annual Meeting of Stockholders and Proxy Statement dated March 8, 2000 relating to the Annual Meeting. The undersigned revokes any proxy previously given for the Account Shares.

-----------------------         ---------------------------------
Date                            Signature

Note: Your signature should appear as your name appears on the reverse side. If signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.

|_| I will attend the meeting.

(Promptly mark, sign, date, remove from booklet, fold and return either through the unmetered mail system or in the enclosed envelope.)

Return to:
Retirement Department
Publix Corporate Office
Lakeland